ACR Multi-Strategy Quality Return (MQR) Fund
Class A Shares
(Ticker Symbol: MQRAX)
Class I Shares
(Ticker Symbol: MQRIX)

A series of Investment Managers Series Trust II (the "Trust")

Supplement dated March 3, 2017, to the
Summary Prospectus dated April 5, 2016.

For the period from inception to January 26, 2017, Alpine Investment Management LLC (“AIM”) served as investment advisor to the ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”).  Since January 26, 2017, ACR Alpine Capital Research, LLC, a newly-formed wholly-owned subsidiary of AIM, has served as the Trust’s investment advisor.  In addition, Mark Unferth and Neel Shah have been added as portfolio managers to the Fund.  Accordingly, the Fund’s Summary Prospectus has been revised as follows:

All references to Alpine Investment Management LLC as investment advisor of the Fund are replaced with ACR Alpine Capital Research, LLC.

The paragraph under the heading entitled “Portfolio Managers” on page 8 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Nicholas Tompras, CFA, Chief Executive Officer and Chief Investment Officer, Willem Schilpzand, CFA, Portfolio Manager, Tim Piechowski, CFA, Portfolio Manager, Mark Unferth, Portfolio Manager, and Neel Shah, Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Tompras, Mr. Schilpzand and Mr. Piechowski have served as portfolio managers of the Fund since its inception in December 2014. Mr. Unferth and Mr. Shah have served as portfolio managers of the Fund since February 2017.

Please file this Supplement with your records.